UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2007

REVETT MINERALS INC.
(Exact name of small business issuer in its charter)

Canada	91-1965912
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01        Regulation FD Disclosure

           On November 26, 2007 Revett Minerals Inc. announced that its 69% owned subsidiary Revett Silver Company had acquired certain wildlife mitigation funds required pursuant to the Rock Creek Record of Decision. Rock Creek is a wholly owned exploration stage property of Revett Silver Company. A copy of the press release announcing the acquisition of these mitigation lands is filed herewith as Exhibit 9.01 and incorporated by reference into this item 7.01.

ITEM 9.01        Financial statements and Exhibits

(d) Exhibits

99.1	Press release dated November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS, INC
(registrant)

Date: November 26, 2007	By: /s/ Scott M .Brunsdon
Scott Brunsdon
Chief financial Officer and Secretary